SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                  CURRENT REPORT

                       Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934

     Date of Report - (Date of earliest event reported) : October 7, 1997


                        STANDARD MICROSYSTEMS CORPORATION
              (Exact name of registrant as specified in its charter)


              Delaware            0-7422             11-2234952
          ---------------      ------------      -------------------
             (State of         (Commission         (IRS Employer
           Incorporation)        File No.)       Identification No.)



     80 ARKAY DRIVE, HAUPPAUGE, NEW YORK                  11788
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   (Address of principal executive offices)             (Zip Code)



 Registrant's telephone number, including area code:          516-435-6000

                              Not applicable
                         -----------------------
       (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

On October 7, 1997, the registrant transferred substantially all of the assets comprising its System Products Division to a newly formed wholly-owned subsidiary (originally organized as AJJA Inc., now known as SMC Networks, Inc.) and then sold 80.1% of the subsidiary's outstanding stock to Global
Business Investments (B.V.I.) Corp., a newly formed wholly-owned subsidiary of Accton Technology Corporation, a Taiwan company limited by shares. The System Products Division supplied local area network (LAN) network interface cards, hubs, and switches. In consideration for the sale of stock, the registrant received $40,237,000 in cash, of which $2,012,000 was placed in an escrow account to secure the registrant's indemnity obligations under the Stock Purchase Agreement. As a result of this transaction, the Company expects to realize a pre-tax gain of approximately $2 million in its third quarter ended November 30, 1997.

Item 7.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

        (1) Unaudited Pro Forma Consolidated Condensed Statement of Income for the year ended February 28, 1997.

Note: An Unaudited Pro Forma Consolidated Condensed Statement of Income for the six month period ended August 31, 1997, and an Unaudited Pro Forma Consolidated Condensed Balance Sheet as of August 31, 1997 are not presented herein. The Consolidated Financial Statements included within the Company's previously filed Form 10-Q for the quarterly period ended August 31, 1997 reflect this transaction as a discontinued operation for all periods presented within the Consolidated Statements of Income filed therein, including the six month period ended August 31, 1997, and on the Consolidated Balance Sheet as of August 31, 1997, also filed therein.

(c)   Exhibits.  The exhibits identified below are made part of this report.

Exhibit No.     Exhibit
-----------     -------

10.1 Stock Purchase Agreement, dated September 30, 1997, among Accton Technology Corporation, Global Business Investments (B.V.I.) Corp., Standard Microsystems Corporation, the Seller Subsidiaries, and AJJA Inc.

10.2 Stockholders Agreement, dated October 7, 1997, among Standard Microsystems Corporation, Accton Technology Corporation, Global Business Investments (B.V.I.) Corp., and AJJA Inc.

10.3 Transition Services Agreement, dated October 7, 1997, between AJJA Inc. and Standard Microsystems Corporation.

10.4 Intellectual Property License Agreement, dated October 7, 1997, between Standard Microsystems Corporation and
                AJJA Inc.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned duly authorized.


                                STANDARD MICROSYSTEMS CORPORATION (Registrant)


Date: October 22, 1997             /S/       Eric M. Nowling,
                                       Vice President - Finance and Chief
                                             Financial Officer

Item 7 (b)  Pro Forma Financial Information


DESCRIPTION OF TRANSACTION

On October 7, 1997, the Company reorganized its System Products Division into a new corporation, SMC Networks, Inc. (originally organized as AJJA Inc.), and sold an 80.1% interest in this new corporation to Global Business Investments (B.V.I.) Corp., a newly formed wholly-owned subsidiary of Accton Technology Corporation, a Taiwan company limited by shares.

The Unaudited Pro Forma Consolidated Condensed Statement of Income for the year ended February 28, 1997 presents Standard Microsystems Corporation's consolidated operating results, excluding the discontinued operation, assuming the transaction had taken place at the beginning of that period.

This Pro Forma Financial Statement eliminates the results of the System
Products Division, which was reorganized and reported as a discontinued operation. These statements show the Company retaining a 19.9% interest in this new company, and makes the related pro forma adjustments as described in the accompanying notes. These adjustments show how this transaction might have affected the historical statements as if the transaction was consummated at an earlier time.

The pro forma figures presented do not necessarily represent the actual results that would have occurred had the transaction taken place as assumed herein, nor are they necessarily indicative of future operating results.

                             Standard Microsystems Corporation
                Unaudited Pro Forma Consolidated Condensed Statement Of Income
                             For the year ended February 28, 1997
                           (in thousands, except per share amounts)


                                                  Year Ended       System        Pro Forma       Twelve Months
                                                Feb. 28, 1997     Products      Adjustments      Ended 2/28/97
                                                    Actual        Division      (See Notes)        Pro Forma
                                                 -------------------------------------------     -------------

Revenues                                         $ 354,138      $ (157,595)      $   -           $ 196,543
Cost of goods sold                                 258,790        (108,378)           764    (A)   151,176
                                                 -------------------------------------------     -----------

Gross Profit                                        95,348         (49,217)          (764)          45,367
                                                 -------------------------------------------     -----------

Operating expenses:
  Research and development                          26,340         (14,706)          -              11,634
  Selling, general and administrative               93,123         (58,200)         5,721    (A)    40,644
  Amortization of intangible assets                  4,899          (4,797)          -                 102
                                                 -------------------------------------------     -----------

                                                   124,362         (77,703)         5,721           52,380
                                                 -------------------------------------------     -----------

Income (loss) from operations                      (29,014)         28,486         (6,485)          (7,013)
                                                 -------------------------------------------     -----------

Interest income                                        520            -              -                 520
Interest expense                                      (619)           -              -                (619)
Litigation settlement                               (4,057)          4,057           -                -
Other income (expenses)                                168               9           -                 177
                                                 -------------------------------------------     -----------

                                                    (3,988)          4,066           -                  78
                                                 -------------------------------------------     -----------

Income (loss) before minority interest and
  provision for taxes                              (33,002)         32,552         (6,485)          (6,935)

Minority interest in net income of subsidiary           22            -              -                  22
                                                 -------------------------------------------     -----------

Income (loss) before provision for taxes           (33,024)         32,552         (6,485)          (6,957)

Provision for (benefit from) income taxes          (11,726)           -             9,256    (B)    (2,470)
                                                 -------------------------------------------     -----------

Net income (loss)                                $ (21,298)     $   32,552       $(15,741)       $  (4,487)
                                                 ===========================================     ===========

Net income (loss) per common and
   common equivalent share                       $   (1.54)                                      $   (0.32)
                                                 ==========                                      ===========

Weighted average common and
   common equivalent shares outstanding             13,838                                          13,838
                                                 ===========                                     ===========


              STANDARD MICROSYSTEMS CORPORATION AND SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Condensed Statement of Income

(A) The System Products Division was charged with certain corporate administrative costs, including executive, finance, human resource, and information systems costs, which would not have been eliminated had the transaction occurred as presented. The Company will continue to provide these services to SMC Networks, Inc., at fair value, until such time as either party elects to terminate such services. The pro forma adjustment presented here is net of the approximate fees which SMC Networks, Inc. would pay to the Company for these services.

(B) Income taxes benefits have been provided at a rate of 35.5%, which is consistent with the Company's consolidated effective income tax rate for the period presented.

                              EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------

10.1 Stock Purchase Agreement, dated September 30, 1997, among Accton Technology Corporation, Global Business Investments (B.V.I.) Corp., Standard Microsystems Corporation, the Seller Subsidiaries, and AJJA Inc.

10.2 Stockholders Agreement, dated October 7, 1997, among Standard Microsystems Corporation, Accton Technology Corporation, Global Business Investments (B.V.I.) Corp., and AJJA Inc.

10.3 Transition Services Agreement, dated October 7, 1997, between AJJA Inc. and Standard Microsystems Corporation.

10.4 Intellectual Property License Agreement, dated October 7, 1997, between Standard Microsystems Corporation and
                AJJA Inc.